Gemini Israel Funds
9 Hamenofim Street
Herzliya Pituach 46725
Israel

Landa Ventures
7 Menachem Begin St.
Ramat Gan 52521
Israel

June 19, 2006

IXI Mobile, Inc. (the "Parent")
275 Shoreline Drive Suite 505
Redwood City 94065
USA

IXI Mobile (R&D) Ltd. (the "Subsidiary" and collectivley with Parent, "you")
17 Hatidhar Street
Raanana, 43665
Israel

Ladies and Gentelmen,

The purpose of this Letter Agreement is to set forth the terms and conditions of our understanding and agreement relating to the extension of that certain guaranty ("Guaranty") provided by us to Bank Leumi Le’Israel Ltd. (the "Bank") to secure the obligations of the Subsidiary pursuant to that certain line of credit (the "LOC") and loan (the "Loan") obtained by the Subsidiary from the Bank. The aggregate commitment amount under the LOC is currently $4,000,000 and the current aggregate principal amount of the Loan equals $4,000,000.

Reference is hereby made to that certain Agreement and Plan of Merger dated February 28, 2006 recently entered into by and among the Parent, Israel Technology Acquisition Corporation ("ITAC") and ITAC Acquisition Subsidiary Corp., a wholly-owned subsidiary of ITAC ("Merger Sub") providing for a merger (the “ITAC/IXI Merger”) of Merger Sub with and into the Parent, resulting in the Parent surviving the ITAC/IXI Merger and becoming a wholly owned subsidiary of ITAC.

Reference is further made to that certain Loan Agreement by and between you and Southpoint Master Fund LP dated of even date herewith (the "Loan Agreement").

Capitalized terms not otherwise defined herein shall have the meaning assigned them in the Loan Agreement.

The terms of our agreement and understanding are as follows:

1. We hereby commit to extend our Guaranty and keep it outstanding for as long as the LOC and/or the Loan remain outstanding, provided that the Company is in compliance with the terms and conditions of this Letter Agreement; and provided further that in no event will the Guaranty remain outstanding following the Repayment Date or the Maturity Date, as the case may be.

IXI Mobile
June 19, 2006

2.  We further commit that should the Bank terminate all or any part of any of the LOC or the Loan prior to the Repayment Date or prior to the Maturity Date, as the case may be, we hereby commit to advance the Company any and all funds required in order to repay the Bank any amounts then owed by the Company to the Bank under the terminated LOC and/or under the terminated Loan, as applicable; provided, however, that, for purposes of Section 3 below, any such repayment by us to the Bank shall be deemed an assumption of Leumi Debt and any amounts paid by any one of us to the Bank pursuant to this Section 2, shall be considered an Assumed Debt.

3. By your signature below, you hereby agree that:

(a)  at any time or from time to time following the date of execution of this Letter Agreement, each of us shall have the right to assume all or any part of any amounts owed by the Subsidiary to the Bank under the LOC or under the Loan (any such amount assumed by any of us including any interest thereon together with any amount advanced by us pursuant to Section 2 above, collectively referred to herein as the "Assumed Debt"). Any Assumed Debt will be evidenced by a Convertible Secured Promissory Note executed by the Subsidiary in substantially the same form as the form of Note attached as Exhibit A of the Loan Agreement.

(b) if any of us elects to assume any Assumed Debt, then such assuming party shall be entitled to the rights and benefits conferred by Sections 3.2 and 3.3(b) of the Loan Agreement subject to the terms and conditions of such Sections. The rights and benefits conferred by Sections 3.2 and 3.3(b) of the Loan Agreement and the terms and conditions related thereto are incorporated herein by this reference.

(c) prior to an Optional Conversion pursuant to Section 3.2(b) of the Loan Agreement, the Company shall take any and all actions necessary to authorize and reserve a sufficient number of shares of IXI Stock to effect such Optional Conversion and upon delivery following such Optional Conversion, all shares of IXI Stock shall be duly authorized, validly issued, fully paid and non-assessable.

(d) the Parent agrees to provide us with a written document signed by the Parent and by the individuals or entities consisting of the majority required for an amendment of the Parent's Amended and Restated Stockholders Agreement made as of August 24, 2004, as amended, as well as a written document signed by the Parent and by the individuals or entities consisting of the majority required for an amendment of the Parent's Amended and Restated Investors Rights Agreement made as of August 24, 2004, as amended, evidencing the consent of such parties to the application of such Agreements to any IXI Stock received by us (if at all) on an Optional Conversion. Such written documents shall become effective only on the occurrence of an optional conversion pursuant to Section 3.2(b) of the Loan Agreement and us becoming holders of Series E Preferred Stock of the Parent.

4. By the Subsidiary's signature below, the Subsidiary hereby covenants and agrees to repay each one of us our receptive Assumed Debt (if any). The Subsidiary further covenants and agree to indemnify each one of us for any amounts respectively paid by any one of us to the Bank pursuant to the Guaranty and any related make-whole and other amounts payable by the Subsidiary in connection with the Guaranty. Additionally, you agree that any amounts payable to us by the Subsidiary pursuant to this Section 4 and under any other provisions of this Letter Agreement shall be subject to the same repayment, prepayment, acceleration and conversion terms and conditions as set forth in the Loan Agreement, including, without limitation, the terms and conditions of Sections 2.3 through 2.9 of the Loan Agreement, which such terms and conditions are incorporated herein by this reference. Notwithstanding the foregoing, we hereby acknowledge and agree that any amount of Assumed Debt converted by us into Conversion Stock on an Optional Conversion will be deemed fully paid and all obligations relating thereto will be deemed fully satisfied.

IXI Mobile
June 19, 2006

5. In consideration of our undertakings pursuant to this Letter Agreement, by your signature below, you hereby acknowledge and agree as follows: (A) in the event the ITAC/IXI Merger becomes effective and subject to and conditioned upon the ITAC/IXI Merger becoming effective, ITAC shall issue, pursuant to the combined provisions of this Section 5 and the ITAC Certification (as defined below), a total amount of Two Hundred Forty Thousand (240,000) shares of ITAC's Common Stock ("ITAC Stock"), par value $0.0001 per share, with each of us receiving the amount of ITAC Stock set forth apposite its respective name on Schedule I attached hereto, and, (B) the Subsidiary shall pay each one of us an amount equal to each our respective pro rata share in the balance between the Basic Interest Rate and the interest rate owed under the LOC and the Loan calculated on $8,000,000 for any period during which the Loan and/or LOC were outstanding during the period commencing on March 1, 2006 (the date on which the Guaranty was initially activated) and ending on the Repayment Date (if the ITAC/IXI Merger closes) or on the First Interest Payment Date and any subsequent interest payment under the Loan Agreement (if the ITAC/IXI Merger does not close).

6. You shall use your best efforts to cause ITAC to execute and deliver to us the Certification attached hereto as Exhibit A (the "ITAC Certification").

7. In addition to the consideration set forth in Section 5 above, to secure the Subsidiary's payment obligations pursuant to this Letter Agreement, each one of you shall grant to us, the same security interests provided to the Lenders by the Security Documents under the Loan Agreement (to the extent any such Security Documents are applicable to any of you), including, without limitation, a continuing first priority (except as otherwise set forth in the Loan Agreement or in any of the other Loan Documents) security interest in all of the Company's and the Subsidiary's right, title and interest in and to the Collateral pursuant to a security agreement in substantially the same form as the First Ranking Security Agreement attached as Exhibit B to the Loan Agreement, pursuant to a debenture in substantially the same form as the First Ranking Debenture - Fixed and Floating Charge attached as Exhibit C to the Loan Agreement and pursuant to any IP Security Agreement required under the Loan Agreement. Additionally, the Parent shall absolutely, continually, unconditionally and irrevocably guarantee the prompt and full performance by the Subsidiary of the Subsidiary's payment obligations under this Letter Agreement pursuant to a personal guaranty in substantially the same form as the Guaranty attached as Exhibit D to the Loan Agreement. We hereby acknowledge and agree that the security interests granted by any one of you pursuant to this Section 7 and any security documents referenced herein shall rank equally with the security interests granted by any one of you pursuant to the Loan Agreement and Security Documents. This Letter Agreement together with any security documents referenced in this Section 7 shall collectively be referred to hereunder as the "Transaction Documents".

8. The occurrence of any one or more of the following events shall constitute an Event of Default under this Letter Agreement:

(a)  The Subsidiary shall not have made payment of (i) principal of amount due hereunder when due, or (ii) interest on any principal of amount due hereunder, or (iii) any other monetary obligations under any of the Transaction Documents (as defined above) for five (5) Business Days or more after the same shall have become due and payable.

IXI Mobile
June 19, 2006

(b) The breach by the Subsidiary (other than a breach which constitutes an Event of Default under Section 8(a) above) of any of the terms or provisions of the Transaction Documents or the breach by ITAC of any of the representations, warranties, terms or provisions of the ITAC Certification, which is not remedied within fifteen (15) Business Days after written notice from us.

You agree that upon the occurrence of an Event of Default (as defined above) we shall be entitled to all the rights and remedies set forth in Article IX of the Loan Agreement, provided that if the Subsidiary is also in default under the Loan Agreement such rights and remedies and the Collateral shall be subject to the control of the Lenders pursuant to the Intercreditor Agreement in the form attached hereto as Exhibit B.

9. By your signature below you hereby represent and warrant to us that you have all requisite power and authority to execute, deliver and perform the Transaction Documents (to the extent you are a party thereto) and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of the Transaction Documents by you (to the extent you are a party thereto), the fulfillment of and the compliance by you with the terms and provisions hereof and thereof and the due consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on your part. To the extent you are a party to any of the Transaction Documents, the Transaction Documents when executed and delivered by you, will constitute valid and legally binding obligations of you, enforceable in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent convey-ance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

10. Each one of us, hereby, severally and not jointly, represents and warrants to you as follows:

(a) Each one of us has all requisite power and authority to execute, deliver and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of the Transaction Documents by each of us, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof and the due consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of each one of us. The Transaction Documents, when executed and delivered by each one of us, will constitute valid and legally binding obligations of each one of us, enforceable in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent convey-ance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) This Letter Agreement is made with each one of us in reliance upon each our representation to the Company (to the extent any one of us is entitled to any equity securities of the Company) and to ITAC (to the extent any one of us is entitled to any equity securities of ITAC), which by each our execution of this Letter Agreement each one of us hereby confirms, that, for so long as the ITAC Stock, the ITAC Warrants, the shares of Common Stock issuable upon exercise of the ITAC Warrants, the shares of Optional Conversion Stock and any shares of Common Stock issuable upon conversion Optional Conversion Stock (if applicable) (collectively, the "Securities") are not covered by an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), each one of us will be acquiring the Securities for its own account, for investment and not with a view to the distribution of any part thereof, nor with any intention of distributing the same of any part thereof. By executing this Letter Agreement, each one of us further represents that it does not presently have, and will not enter into, any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities and such party has not been formed for the specific purpose of acquiring such Securities.

IXI Mobile
June 19, 2006

(c) Each on of us understands that the Securities have not been nor will they be registered under the Securities Act by reason of their issuance or potential issuance in a transaction exempt from the registration requirements of the Securities Act, and that they must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. Each on of us recognizes that because of these restrictions such party will have to bear the economic risk of part of such party’s investment for an indefinite period of time. Each one of us has adequate means for providing for its financial needs and personal contingencies and has no need for liquidity in its Securities.

(d) Each on of us understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such Lender) promulgated under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances and only in limited amounts.

(e) Each on of us has had a reasonable time prior to the date hereof to ask questions and receive answers concerning the terms and conditions of the offering (or potential offering) of the Securities, as well as the business, properties, prospects and financial condition of the Company and of ITAC, and to obtain any additional information which the Company or ITAC possesses or could acquire without unreasonable effort or expense, and has generally such knowledge and experience in business and financial matters and with respect to investments in securities of privately held companies as to enable it to understand and evaluate the risks of such investment and form an investment decision with respect thereto. In addition, Each on of us represents that it has received all the information it requested for deciding whether to purchase the Securities. In addition, each on of us is able to bear the economic risk of the transaction contemplated by this Letter Agreement.

(f) Each on of us is an “accredited investor,” as such term is defined in Rule 501 (the provisions of which are known to such Lender) promulgated under the Securities Act.

(g) No Person acting on behalf or under the authority of any one of us is or will be entitled to any broker’s, finder’s, or similar fee or commission in connection with the transactions contemplated hereby.

(h) It is understood that the Securities may bear a legend in substantially the form set forth below and any other legend required by any Blue Sky Laws or other laws of any state of the United States to the extent such laws are applicable to the securities represented by the certificate so legended:

IXI Mobile
June 19, 2006

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT"), OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (OR WRITTEN WAIVER THEREOF FROM THE ISSUER) IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

The Company or ITAC (as the case may be) need not register a transfer of such legended securities, and may also instruct its transfer agent not to register the transfer of such legended securities, unless the conditions specified in the foregoing legends are satisfied.

11. This Letter Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties agree that facsimile signatures shall be binding.

12. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day of the recipient, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent the party's address set forth in the header of this Letter Agreement or at such other address as any party may designate by ten (10) days advance written notice to the other parties hereto. Copies of all notices to the Company shall also be sent to Alon Sahar, Esq., Herzog, Fox & Neeman, 4 Weizmann Street, Tel Aviv 64239, Israel (fax: +972 (3) 69666464).

13. Any term of this Letter Agreement may be amended and the observance of any term of this Letter Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of all the parties hereto.

14. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect to such subject matter.

15. This Letter Agreement and the Loan Agreement (to the extent it applies to the undersigned under the terms of this Letter Agreement) shall be governed by and construed under the laws of the State of Israel, exclusive of the provisions thereof governing conflicts of laws.

Sincerely,

[Signature Page Follows]

IXI Mobile
June 19, 2006

GEMINI ISRAEL III LIMITED PARTNERSHIP,
by its general partner Gemini Capital Associates III L.P., by its general partner Gemini Israel Funds Ltd.

	By: /s/ David Cohen	/s/ Yosi Sela
	Name: David Cohen	Yosi Sela
	Title: CFO, GP	Managing Partner

GEMINI ISRAEL III PARALLEL FUND LIMITED PARTNERSHIP,
by its general partner Gemini Capital Associates III, L.P. by its general partner Gemini Israel Funds Ltd.

	By:/s/ David Cohen	/s/ Yosi Sela
	Name: David Cohen	Yosi Sela
	Title: CFO, GP	Managing Partner

GEMINI ISRAEL III OVERFLOW FUND LIMITED PARTNERSHIP, by its general partner Gemini Capital Associates III L.P., by its general partner Gemini Israel Funds Ltd.

	By: /s/ David Cohen	/s/ Yosi Sela
	Name: David Cohen	Yosi Sela
	Title: CFO, GP	Managing Partner
GEMINI PARTNER INVESTORS LIMITED PARTNERSHIP.by its general partner Gemini Israel Funds Ltd.

	By: /s/ David Cohen	/s/ Yosi Sela
	Name: David Cohen	Yosi Sela
	Title: CFO, GP	Managing Partner
LANDA VENTURES LTD.
By: /s/ B. Landa
Name: B. Landa
Title: Chairman

AGREED AND ACCEPTED:	AGREED AND ACCEPTED:

IXI Mobile, Inc.	IXI Mobile (R&D) Ltd.

By: /s/ Amit Haller	By: /s/ Gideon Barak
Name: Amit Haller	Name: Gideon Barak
Title: Chief Executive Officer	Title: Chairman
[Signature Page to Gemini - Landa - IXI Letter Agreement]

SCHEDULE I

Allocation of ITAC Stock

Name of Entity	%	Amount Guaranteed	Number of ITAC Stock
Gemini Israel III LP	45.00%	3,600,377	108,011
Gemini Partners Investors LP	0.54%	43,042	1,291
Gemini Israel III Parallel Fund LP	8.20%	656,381	19,692
Gemini Israel III Overflow Fund LP	9.25%	740,200	22,206
Landa Ventures Ltd.	37.00%	2,960,000	88,800
Total		8,000,000	240,000